                                                                    Exhibit 24.1
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Craig A. Nyman, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust II, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  April 22, 1998



                                                   By: /s/ GORDON F. CHEESBROUGH
                                                       Gordon F. Cheesbrough

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Craig A. Nyman, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust II, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  April 22, 1998



                                                  By:      /s/ JOHN C. COLMAN
                                                           John C. Colman

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Craig A. Nyman, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust II, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  April 22, 1998



                                                  By:      /s/ DAVID H. ELLIOTT
                                                           David H. Elliott

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Craig A. Nyman, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust II, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  April 22, 1998



                                                  By:      /s/ ROBERT H. JEFFREY
                                                           Robert H. Jeffrey

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Craig A. Nyman, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust II, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  April 22, 1998



                                                  By:      /s/ GORDON W. KREH
                                                           Gordon W. Kreh

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Craig A. Nyman, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust II, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  April 22, 1998



                                                  By:      /s/ WARREN R. LYONS
                                                           Warren R. Lyons

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Craig A. Nyman, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust II, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  April 22, 1998



                                                  By:  /s/ JAMES K. MCWILLIAMS
                                                       James K. McWilliams

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Craig A. Nyman, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust II, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  April 22, 1998



                                                  By:      /s/ BERTRAM J. COHN
                                                           Bertram J. Cohn

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Craig A. Nyman, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust II, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  April 22, 1998



                                                  By:  /s/ DONALD W. EBBERT, JR.
                                                       Donald W. Ebbert, Jr.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Craig A. Nyman, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust II, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  April 22, 1998



                                                  By:  /s/ W. MARSTON BECKER
                                                       W. Marston Becker

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Craig A. Nyman, and each of them, her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for her and in her name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust II, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  April 22, 1998



                                                  By:      /s/ VICTORIA R. FASH
                                                           Victoria R. Fash

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Craig A. Nyman, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust II, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  April 22, 1998



                                                  By:      /s/ RONALD W. MOORE
                                                           Ronald W. Moore

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Craig A. Nyman, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust II, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  April 22, 1998



                                                  By:      /s/ ROBERT W. SANBORN
                                                           Robert W. Sanborn

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Craig A. Nyman, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust II, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  April 22, 1998



                                                  By:  /s/ WILLIAM J. SHEPHERD
                                                       William J. Shepherd

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Craig A. Nyman, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust II, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  April 22, 1998



                                                  By:      /s/ JOHN R. THORNE
                                                           John R. Thorne

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Craig A. Nyman, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust II, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  April 22, 1998



                                                  By:  /s/ WILLIAM B. WEAVER
                                                       William B. Weaver